[VIKING MUTUAL FUNDS LOGO]

Viking Tax-Free Fund for Montana
Viking Tax-Free Fund for North Dakota
Viking Large-Cap Value Fund
Viking Small-Cap Value Fund

Annual Report     December 31, 2002

SHAREHOLDER LETTER


Dear Fellow Shareholder:

It is a pleasure to bring you the Viking Mutual Funds Annual Report for the year ended December 31, 2002.

As we rounded the mid-year turn, Main Street had lost its patience with Wall Street. A crisis of confidence had developed in Corporate America that could jeopardize the economic recovery. People's faith in corporate leaders was rapidly eroding along with the credibility of the financial statements their firms release. As we approached year-end, tensions continued to escalate with Iraq, North Korea made its bid to enter the Nuclear Age and Venezuela's oil industry workers went on strike.

The U.S. economy surged in the first quarter following an aggressive rate cutting campaign by the Fed, which resulted in a total of eleven reductions in its key borrowing target from 6.5% to 1.75% by year-end 2001, its lowest level in four decades. Growth, however, softened in the second quarter due to weakness in financial market resulting from the loss of confidence in Corporate America. The Federal Reserve has made it quite clear that it will do all it can to stimulate economic activity and that showed again in November as the Fed unexpectedly cut the fed funds rate by 50 basis points to 1.25%. Despite this rate cut, as year-end approached, the economic recovery reached what Alan Greenspan called a soft patch as consumers retrenched, energy prices rose and businesses continued to downsize and restructure.

The average investor's portfolio, already awash in red ink at the start of the year, plunged deeper into the minus column as the major market indices completed a third consecutive down year. This marked the first such period since the three straight down years of 1939-1941. The year 2002 was one where there was nowhere to hide, as all the major equity indices declined in double digits, with the S&P 500 and Russell 2000 indices dropping in excess of 20% and the Nasdaq plunging 30%. The most frustrating aspect of the year was that despite some very significant positives, it was such a poor year for stocks. Normally a low interest rate, low inflation environment would be positive for equity markets. One problem that continues to haunt the equity markets is the seemingly random and sharp short-term price movements, both up and down. This is mostly reflective of the lack of a consistent trend in the economic data that supports improvement in the economy and, therefore, corporate profits. In addition, the geopolitical situation has not been supportive of a stable investment environment.

As the economy surged in the first quarter, municipal bond rates edged higher, sending prices slightly lower. As economic growth softened in the second quarter and investors fled the equity markets, the fixed income markets rallied with yields falling significantly lower. Investors sought the safety of bonds in the third quarter, as the stock market indices declined significantly. This again sent bond prices higher. Equity markets rebounded somewhat in the fourth quarter, while municipal bond prices inched lower. Short and long-term rates are at their lowest in decades and mortgage rates have fallen in concert to 37-year lows. Many analysts continue to look for bond market support from evolving volatile situations in Iraq and North Korea.

In this type of market environment, it continues to be highly important to seek the help of a professional when investing. Making the right decisions in these markets can be very difficult and an experienced investment professional can address your concerns about the market and provide the guidance needed to help you diversify your investments and stay focused on the long term.

Fund reports containing a discussion of individual Fund performance as well as the Funds' portfolios and financial statements are presented within for your review.

We thank you for your confidence in Viking Mutual Funds during these turbulent times in the market. Our interests are closely aligned with those of our shareholders because our money is invested alongside with their own. As always we will do our best to make sure your experience as a shareholder is a rewarding one.

Sincerely,

/s/Shannon D. Radke

Shannon D. Radke
President
Viking Mutual Funds

VIKING TAX-FREE FUND FOR MONTANA

By:  Shannon D. Radke
        President/Portfolio Manager

Viking Tax-Free Fund for Montana provided a total return of 4.50% (at net asset value with distributions reinvested) for the six months ended June 28, 2002.

As the economy surged in the first quarter, municipal bond rates edged higher, sending bond prices lower. This resulted in a slight decline in the Fund's share price. As economic growth softened in the second quarter and investors fled the equity markets, the fixed income markets rallied with yields drifting significantly lower. As a result, the Fund's share price rose substantially. Although the economy is still on the road to recovery, investors, wary of Wall Street analysts and corporate leaders, have retreated to the safe-haven of Municipal and Government bonds.

Despite the continued scarcity of Montana municipal bonds throughout the period, the Fund was able to obtain an adequate supply of high quality bonds of various maturities. Purchases throughout the period included Flathead County School District No. 6 for Columbia Falls, Great Falls Water System Revenue, Kalispell G.O., Montana State Board of Housing, State of Montana Water Pollution Control G.O. and many other issues. Adding the various purchases to the portfolio resulted in a duration at June 28 of 8.51 years. Average credit quality remained a lofty AA+.

Going forward, we remain committed to our non-interest rate anticipatory style of investing. Rather than betting on the direction of rates, we will continue to seek out the best value among high quality issues of varying maturities. The highest level of current income that is exempt from federal and Montana income taxes and is consistent with preservation of capital remains the investment objective of the Fund.

Recent volatility in the stock market has underscored the importance of diversifying with fixed income investments. Municipal bond funds offer high quality, favorable after-tax yields and comparatively lower volatility than corporate bonds. These qualities can make them an ideal component in an asset allocation plan.


VIKING TAX-FREE FUND FOR MONTANA

Growth of a $10,000 Investment
August 3, 1999 through December 31, 2002
(Unaudited)

Comparison of Change in Value of a $10,000 Investment in Viking
Tax-Free Fund for Montana vs. the Lehman Brother Municipal Bond Index

[Comparative index graph]


                              Viking Tax-Free Fund      Viking Tax-Free Fund       Lehman Brothers
                                  for Montana               for Montana             Municipal Bond
                              with max sales charge    without max sales charge         Index
                              ---------------------------------------------------------------------
August 3, 1999                      $ 9,551                    $10,000                 $10,000
October 31, 1999                    $ 9,196                    $ 9,628                 $ 9,817
December 31, 1999                   $ 9,125                    $ 9,554                 $ 9,846
February 28, 2000                   $ 9,185                    $ 9,617                 $ 9,918
April 30, 2000                      $ 9,405                    $ 9,847                 $10,075
June 30, 2000                       $ 9,468                    $ 9,913                 $10,288
August 31, 2000                     $ 9,748                    $10,206                 $10,592
October 31, 2000                    $ 9,796                    $10,257                 $10,652
December 31, 2000                   $10,531                    $10,058                 $10,998
February 28, 2001                   $10,185                    $10,664                 $11,142
April 30, 2001                      $10,578                    $10,103                 $11,121
June 30, 2001                       $10,263                    $10,745                 $11,317
August 31, 2001                     $11,173                    $10,672                 $11,674
October 31, 2001                    $10,719                    $11,223                 $11,772
December 31, 2001                   $11,002                    $10,509                 $11,563
February 28, 2002                   $10,785                    $11,292                 $11,905
April 30, 2002                      $10,821                    $11,330                 $11,899
June 28, 2002                       $10,981                    $11,498                 $12,099
July 31, 2002                       $11,718                    $11,192                 $12,255
August 31, 2002                     $11,806                    $11,276                 $12,402
September 30, 2002                  $12,059                    $11,518                 $12,673
October 31, 2002                    $11,862                    $11,329                 $12,463
November 30, 2002                   $11,845                    $11,313                 $12,411
December 31, 2002                   $12,092                    $11,549                 $12,673

The chart assumes $10,000 invested on August 3, 1999 and includes the effect of a 4.50% front-end sales charge, as applicable and the reinvestment of all dividends and capital gains. It is intended to give you an ideal of how your fund performed compared to the index over the period 08/03/99-12/31/02. It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the Lehman Brothers Municipal Bond Index is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. Returns shown do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or redemption of fund shares. Past performance does not guarantee future results.

Average Annual Total Returns                                  Lifetime
Through December 31, 2002         One-Year   Three-Year    (Est. 8/3/99)
- ----------------------------------------------------------------------
Excluding Sales Charge              9.90%       8.17%           5.71%
Including Sales Charge              4.95%       6.54%           4.30%

Returns reflect reinvestment of distributions and the effect of a 4.50% front-end sales charge, as applicable. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or redemption of fund shares. Past performance is not a guarantee of future results.

VIKING TAX-FREE FUND FOR NORTH DAKOTA


By:  Shannon D. Radke
        President/Portfolio Manager

Viking Tax-Free Fund for North Dakota provided a total return of 10.07% (at net asset value with distributions reinvested) for the year ended December 31, 2002.

As the economy surged in the first quarter, municipal bond rates edged higher, sending bond prices lower. This resulted in a slight decline in the Fund's share price. As economic growth softened in the second quarter and investors fled the equity markets, the fixed income markets rallied with yields drifting significantly lower. As a result the Fund's share price rose substantially. Investors sought the safety of bonds in the third quarter as the stock market indices declined significantly on increasing signs of a weakening economy and the prospect of war with Iraq. Once again the Fund's price rose. Equity markets rebounded somewhat in the fourth quarter, while municipal bond prices and the Fund's share price inched lower. Analysts do continue to look for bond market support given the uncertainty for the strength of the economic recovery and the evolving volatile situations in Iraq and North Korea.

Despite the continued scarcity of North Dakota municipal bonds throughout the period, the Fund was able to obtain an adequate supply of high quality bonds of various maturities. Purchases throughout the period included Fargo Health System Revenue for Meritcare Hospital, Hillsboro Public School District, Jamestown School District, North Dakota Housing Finance Agency, University of North Dakota and many other issues. Adding the various purchases to the portfolio resulted in a duration at December 31 of 7.84 years. Average credit quality remained a lofty AA+.

Going forward, we remain committed to our non-interest rate anticipatory style of investing. Rather than betting on the direction of rates, we will continue to seek out the best value among high quality issues of varying maturities. The highest level of current income that is exempt from federal and Montana income taxes and is consistent with preservation of capital remains the investment objective of the Fund.

Recent volatility in the stock market has underscored the importance of diversifying with fixed income investments. Municipal bond funds offer high quality, favorable after-tax yields and comparatively lower volatility than corporate bonds. These qualities can make them an ideal component in an asset allocation plan.

VIKING TAX-FREE FUND FOR NORTH DAKOTA

Growth of a $10,000 Investment
August 3, 1999 through June 28, 2002
(Unaudited)

Comparison of Change in Value of a $10,000 Investment in Viking
Tax-Free Fund for North Dakota vs. the Lehman Brother Municipal Bond
Index

[Comparative index graph]

                              Viking Tax-Free Fund       Viking Tax-Free Fund       Lehman Brothers
                                for North Dakota           for North Dakota          Municipal Bond
                              with max sales charge     without max sales charge         Index
                              ---------------------------------------------------------------------
August 3, 1999                      $ 9,551                    $10,000                 $10,000
October 31, 1999                    $ 9,163                    $ 9,594                 $ 9,817
December 31, 1999                   $ 9,211                    $ 9,644                 $ 9,846
February 28, 2000                   $ 9,227                    $ 9,660                 $ 9,918
April 30, 2000                      $ 9,422                    $ 9,864                 $10,075
June 30, 2000                       $ 9,533                    $ 9,981                 $10,288
August 31, 2000                     $ 9,833                    $10,295                 $10,592
October 31, 2000                    $ 9,965                    $10,434                 $10,652
December 31, 2000                   $10,252                    $10,734                 $10,998
February 28, 2001                   $10,412                    $10,901                 $11,142
April 30, 2001                      $10,303                    $10,795                 $11,121
June 30, 2001                       $10,419                    $10,909                 $11,317
August 31, 2001                     $10,809                    $11,317                 $11,674
October 31, 2001                    $10,825                    $11,334                 $11,772
December 31, 2001                   $10,586                    $11,084                 $11,563
February 28, 2002                   $10,910                    $11,423                 $11,905
April 30, 2002                      $10,934                    $11,448                 $11,899
June 28, 2002                       $11,108                    $11,630                 $12,099
July 31, 2002                       $11,866                    $11,334                 $12,255
August 31, 2002                     $11,945                    $11,409                 $12,402
September 30, 2002                  $12,201                    $11,654                 $12,673
October 31, 2002                    $11,990                    $11,452                 $12,463
November 30, 2002                   $11,961                    $11,425                 $12,411
December 31, 2002                   $12,200                    $11,652                 $12,673


The chart assumes $10,000 invested on August 3, 1999 and includes the effect of a 4.50% front-end sales charge, as applicable and the reinvestment of all dividends and capital gains. It is intended to give you an ideal of how your fund performed compared to the index over the period 08/03/99-12/31/02. It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the Lehman Brothers Municipal Bond Index is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. Returns shown do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or redemption of fund shares. Past performance does not guarantee future results.

Average Annual Total Returns                                  Lifetime
Through December 31, 2002         One-Year   Three-Year    (Est. 8/3/99)
- ----------------------------------------------------------------------
Excluding Sales Charge             10.07%       8.15%           5.99%
Including Sales Charge              5.11%       6.49%           4.57%

Returns reflect reinvestment of distributions and the effect of a 4.50% front-end sales charge, as applicable. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or redemption of fund shares. Past performance is not a guarantee of future results.

VIKING LARGE-CAP VALUE FUND

By: J. Peter Skirkanich, Chairman of Investment Committee
      Shannon D. Radke, President

Viking Large-Cap Value Fund had a negative return of 23.08% (at net asset value with distributions reinvested) for the year ended December 31, 2002.

The first quarter market environment was a difficult one as profit concerns and the beginnings of an uneven economic recovery continued to weigh on the minds of most investors. The Fund's share price, however, rose moderately for the first quarter while the S&P 500 eked out only a fractional gain.

The bear market, which seemed to end with the stock market rally following the terrorist attacks of last September, returned with a vengeance in the second quarter. Most market indices posted double-digit losses, as the equity market suffered a broad decline. Investors had plenty to be nervous about in the second quarter as we learned that Arthur Andersen did not have a monopoly on accounting scandals, Adelphia forgot to disclose a few billion of loans and guarantees to founding family members, Asbestos lawsuits continued to crimp corporate profits, Attacks by terrorists remained a threat at home and a reality abroad, Analysts at brokerage firms were again found to have conflicts of interest (no kidding!) and Argentina's financial crisis worsened and began to spread to other Latin American countries. While mostly successful, the Fund did catch a little shrapnel along the way posting a decline of 11.7% in the second quarter.

Wall Street laid a proverbial egg in the third quarter as investors focused on corporate fraud, bankruptcies, increasing signs of a weakening economy, a deteriorating outlook for corporate profits and the prospect for war with Iraq. The quarterly performance of stocks was the worst since the fourth quarter of 1987, which included the crash of '87. The Fund, which had held up so well on an absolute basis and relative basis for the first six months, did not escape the carnage of the third quarter.

Although equity markets rebounded in the fourth quarter, providing some relief and even some optimism to investors, the major market indices completed a third consecutive down year. This marked the first such period since the three straight down years of 1939-1941. The year 2002 will probably be remembered for the widespread and dramatic declines as all major equity indices declined in double digits, with the S&P 500 and Russell 2000 indices dropping in excess of 20% and the Nasdaq plunging 30%. It was the worst decline for the S&P since 1974 and the Dow since 1977.

Exposure to the beleaguered pipeline industry negatively impacted our performance during the year, as did our ill-timed purchase of Tenet Healthcare and our investments in the supermarket, drug, telecommunications services and utility industries. Equities in these groups usually support a portfolio during difficult markets, but this was not the case in 2002. While we avoided such disasters as Enron, WorldCom and Tyco, their problems caused many investors to flee their industries or market sectors en mass. The industries that positively impacted performance included our investments in metals producers and financials.

The Fund's top sector weightings at December 31 included Energy/Oil, Industrial Products, Electric Utilities, Drug and Banks/Financial Services. The top five holdings were CVS, Dominion Resources, Sealed Air,
ConocoPhillips and Anadarko Petroleum.

Investors will need resolve and patience going forward, as we foresee only modest growth in the economy and corporate profits. Overall, the portfolio is at an attractive valuation level, with most holdings having a very competitive debt burden within their industry with an improving trend. We believe we have a good balance between companies which are economically sensitive and those less dependent on the business cycle in our portfolio.
We believe the Fund will be able to perform well relative to the flat-to-modestly rising stock market that we foresee until corporate profits resume more dynamic growth. Long-term total return and capital preservation remains the investment objective of the Fund.

VIKING LARGE-CAP VALUE FUND

Growth of a $10,000 Investment
August 3, 1999 through December 31, 2002
(Unaudited)

Comparison of Change in Value of a $10,000 Investment in Viking
Large-Cap Value Fund vs. the Russell 1000 Value Index

[Comparative index graph]

                               Viking Large-Cap           Viking Large-Cap         Russell 1000
                                  Value Fund                  Value Fund             Value Index
                              with max sales charge     without max sales charge
                              ---------------------------------------------------------------------
August 3, 1999                      $ 9,479                    $10,000                 $10,000
October 31, 1999                    $ 9,147                    $ 9,650                 $ 9,875
December 31, 1999                   $ 9,406                    $ 9,924                 $ 9,845
February 28, 2000                   $ 8,057                    $ 8,500                 $ 8,816
April 30, 2000                      $ 9,292                    $ 9,803                 $ 9,777
June 30, 2000                       $ 9,245                    $ 9,753                 $ 9,428
August 31, 2000                     $ 9,957                    $10,505                 $10,078
October 31, 2000                    $10,252                    $10,816                 $10,420
December 31, 2000                   $10,598                    $11,181                 $10,535
February 28, 2001                   $10,483                    $11,059                 $10,282
April 30, 2001                      $11,018                    $11,624                 $10,405
June 30, 2001                       $10,665                    $11,251                 $10,403
August 31, 2001                     $10,368                    $10,938                 $ 9,965
October 31, 2001                    $ 9,431                    $ 9,949                 $ 9,184
December 31, 2001                   $10,308                    $10,875                 $ 9,947
February 28, 2002                   $10,298                    $10,865                 $ 9,886
April 30, 2002                      $10,471                    $11,047                 $ 9,998
June 28, 2002                       $ 9,588                    $10,115                 $ 9,472
July 31, 2002                       $ 8,571                    $ 9,042                 $ 8,591
August 31, 2002                     $ 8,542                    $ 9,012                 $ 8,656
September 30, 2002                  $ 7,486                    $ 7,898                 $ 7,693
October 31, 2002                    $ 7,697                    $ 8,121                 $ 8,263
November 30, 2002                   $ 8,302                    $ 8,759                 $ 8,784
December 31, 2002                   $ 7,929                    $ 8,365                 $ 8,403


The chart assumes $10,000 invested on August 3, 1999 and includes the effect of a 4.50% front-end sales charge, as applicable and the reinvestment of all dividends and capital gains. It is intended to give you an ideal of how your fund performed compared to the index over the period 08/03/99-12/31/02. It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the Russell 1000 Value Index is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. Returns shown do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or redemption of fund shares. Past performance does not guarantee future results.

Average Annual Total Returns                                  Lifetime
Through December 31, 2002         One-Year   Three-Year    (Est. 8/3/99)
- ----------------------------------------------------------------------
Excluding Sales Charge             -23.08%     -5.53%           -5.09%
Including Sales Charge             -27.15%     -7.22%           -6.56%

Returns reflect reinvestment of distributions and the effect of a 4.50% front-end sales charge, as applicable. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or redemption of fund shares. Past performance is not a guarantee of future results.

VIKING SMALL-CAP VALUE FUND

By:  George C. Pierides, Director of Small-Cap Equities
       Shannon D. Radke, President

Viking Small-Cap Value Fund had a negative return of 8.87% (at net asset value) for the year ended December 31, 2002.

The first quarter market environment was a difficult one as profit concerns and the beginnings of an uneven economic recovery continued to weigh on the minds of most investors. The Fund's share price, however, rose strongly for the first quarter while the S&P 500 eked out only a fractional gain.

The bear market, which seemed to end with the stock market rally following the terrorist attacks of September 2001, returned with a vengeance in the second quarter. Most market indices posted double-digit losses, as the equity market suffered a broad decline. Investors had plenty to be nervous about in the second quarter as we learned that Arthur Andersen did not have a monopoly on accounting scandals, Adelphia forgot to disclose a few billion of loans and guarantees to founding family members, asbestos lawsuits continued to crimp corporate profits, attacks by terrorists remained a threat at home and a reality abroad, analysts at brokerage firms were again found to have conflicts of interest (no kidding!) and Argentina's financial crisis worsened and began to spread to other Latin American countries. While mostly successful, the Fund did catch a little shrapnel along the way posting a decline of 2.5% in the second quarter. Nevertheless, our Fund held its own considering the extremely difficult environment in which fear replaced greed as the dominant investor emotion.

Wall Street laid a proverbial egg in the third quarter as investors focused on corporate fraud, bankruptcies, increasing signs of a weakening economy, a deteriorating outlook for corporate profits and the prospect for war with Iraq. The quarterly performance of stocks was the worst since the fourth quarter of 1987, which included the crash of '87. The Fund did not escape the carnage of the third quarter but did hold up somewhat better than the Russell 2000 index.

Although equity markets rebounded in the fourth quarter, providing some relief and even some optimism to investors, the major market indices completed a third consecutive down year. This marked the first such period since the three straight down years of 1939-1941. The year 2002 will probably be remembered for the widespread and dramatic declines as all major equity indices declined in double digits, with the S&P 500 and Russell 2000 indices dropping in excess of 20% and the Nasdaq plunging 30%. It was the worst decline for the S&P since 1974 and the Dow since 1977.

For all of 2002, the Fund's best performers included Polymedica (medical products, +86%), Dentsply International (dental supplies & equipment, +67%) and Applebees (restaurants, +53%). New buys included Jakks Pacific (toy manufacturer), MIM Corp. (pharmacy benefit manager and distributor) and Inamed (medical device maker). Additional new buys in the fourth quarter included BJ's Wholesale Club and Racing Champions, Ertl a producer of toys and collectibles. Both of these companies sell at less than 10 times earnings and sport strong balance sheets. Our Inamed position was increased toward year-end and Outback Steakhouse was trimmed and replaced in part by CBRL
Group (restaurants). Vintage Petroleum was sold on a fundamental basis, as a less-than-pristine balance sheet and continued difficulties with foreign operations caused us to look elsewhere.

The Fund's top industry weightings at December 31 included Energy/Non-Oil, Medical Services/Supplies, Industrial Products, Retailing and Household Products. The top five holdings were Questar, Teleflex, Bel Fuse, Inc., Lafarge and Protective Life.

Investors will need resolve and patience going forward, as we foresee only modest growth in the economy and corporate profits. We are maintaining a well-balanced profile in the portfolio with regard to consumer and cyclical exposure and continue to seek companies with good fundamentals, strong balance sheets and relatively low valuations. Long-term total return and capital preservation remains the investment objective of the Fund.

VIKING SMALL-CAP VALUE FUND

Growth of a $10,000 Investment
May 3, 1999 through December 31, 2002
(Unaudited)

Comparison of Change in Value of a $10,000 Investment in Viking
Small-Cap Value Fund vs. the Russell 2000 Value Index

[Comparative index graph]

                               Viking Small-Cap           Viking Small-Cap         Russell 2000
                                  Value Fund                  Value Fund             Value Index
                              with max sales charge     without max sales charge
                              ---------------------------------------------------------------------
May 3, 2001                         $ 9,479                    $10,000                 $10,000
June 30, 2001                       $ 9,697                    $10,230                 $10,665
July 31, 2001                       $ 9,421                    $ 9,940                 $10,426
August 31, 2001                     $ 9,299                    $ 9,810                 $10,390
September 30, 2001                  $ 8,227                    $ 8,680                 $ 9,243
October 31, 2001                    $ 8,682                    $ 9,160                 $ 9,484
November 30, 2001                   $ 9,204                    $ 9,710                 $10,166
December 31, 2001                   $ 9,725                    $10,260                 $10,788
January 31, 2002                    $ 9,839                    $10,380                 $10,932
February 28, 2002                   $ 9,754                    $10,290                 $10,998
March 31, 2002                      $10,597                    $11,180                 $11,821
April 30, 2002                      $10,891                    $11,490                 $12,238
May 31, 2002                        $10,768                    $11,360                 $11,833
June 28, 2002                       $10,332                    $10,900                 $11,571
July 31, 2002                       $ 8,910                    $ 9,400                 $ 9,852
August 31, 2002                     $ 8,986                    $ 9,480                 $ 9,808
September 30, 2002                  $ 8,569                    $ 9,040                 $ 9,108
October 31, 2002                    $ 8,682                    $ 9,160                 $ 9,245
November 30, 2002                   $ 9,137                    $ 9,640                 $ 9,982
December 31, 2002                   $ 8,863                    $ 9,350                 $ 9,556


The chart assumes $10,000 invested on May 3, 2001 and includes the effect of a 4.50% front-end sales charge, as applicable and the reinvestment of all dividends and capital gains. It is intended to give you an ideal of how your fund performed compared to the index over the period 05/03/01-12/31/02. It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the Russell 2000 Value Index is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. Returns shown do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or redemption of fund shares. Past performance does not guarantee future results.

Average Annual Total Returns                             Lifetime
Through December 31, 2002                 One Year     (Est. 5/3/01)
- -------------------------------------------------------------------
Excluding Sales Charge                     -8.87%          -3.95%
Including Sales Charge                    -13.67%          -6.98%

Returns reflect reinvestment of distributions and the effect of a 4.50% front-end sales charge, as applicable. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or redemption of fund shares. Past performance is not a guarantee of future results.

VIKING MUTUAL FUNDS
Statement of Investments, December 31, 2002

Viking Tax-Free Fund for Montana

                                                                           PRINCIPAL             MARKET
                                                                             AMOUNT               VALUE
MUNICIPAL BONDS  96.8%
General Obligations  18.1%
Bozeman MT Ser A  4.95%  07/01/20                                           170,000            $178,168
Broadwater Cnty MT Sch Dist No. 1 Townsend (AMBAC)  4.95%  07/01/16          25,000              26,765
Cascade Cnty MT High Sch A Great Falls  2.85%  07/01/05                     225,000             229,082
Cascade Cnty MT High Sch A Great Falls  3.15%  07/01/06                     100,000             103,381
Flathead Cnty MT Sch Dist No. 6 Columbia Falls  5.65%  07/01/19              75,000              81,707
Kalispell MT (MBIA)  4.625%  07/01/05                                       130,000             138,666
Lake Cnty MT Elem Sch Dist No. 30 (MBIA)  4.70%  07/01/19                   100,000             103,856
MT St Drinking Wtrs Revolving FD-G 5.00%  07/15/21                           50,000              52,010
MT St Water Pollution Ctl  5.60%  07/15/20                                  100,000             108,961
MT St Long Range Building Pg - Ser B  5.00%  08/01/20                        50,000              52,242
Puerto Rico Mun Fin Agy Ser A (FSA)  5.50%  08/01/23                        250,000             269,942
Ravalli Cnty MT Sch Dist No. 003 Hamilton (FSA)  4.00%  07/01/16             80,000              78,200
Ravalli Cnty MT Sch Dist No. 003 Hamilton (FSA)  4.65%  07/01/09            105,000             114,771
                                                                                              ---------
                                                                                              1,537,751
                                                                                              ---------

Continuing Care Revenue Bonds  0.8%
MT St Hlth Facs Auth Rev Hillcrest Sr Ctr  6.90%  06/01/15                   30,000              31,175
MT St Hlth Facs Auth Rev Hillcrest Sr Ctr  7.25%  06/01/25                   35,000              36,576
                                                                                             ----------
                                                                                                 67,751
                                                                                             ----------
Higher Education Revenue Bonds  18.1%
MT Brd Regents (U of M) Hgher Ed Rev Ser G (MBIA)  3.75%  05/15/14          100,000              97,821
MT Hgher Ed Stud Assist Crp Stud Ln Rev Ser B  5.50%  12/01/31               75,000              76,971
MT St Hgher Ed Stud Assist Corp Rev Ser B  6.40%  12/01/32                  415,000             439,244
MT Brd Regents (MSU) Ref & Imp Hghr Ed Facs-D (MBIA)  5.375%  11/15/21      230,000             248,085
MT Brd Regents (U of M) Hgher Ed Rev Ser F (MBIA) 5.75%  05/15/24           150,000             162,718
Puerto Rico Tour Edl Med & Env Facs Mendez Univ  5.375% 02/01/19             75,000              75,902
*Univ of MT Revs Facs Acq & Imp Ser C (MBIA)  5.00%  11/15/17               115,000             123,607
Univ of MT Revs Higher Ed Facs Imp Ser D (MBIA)  5.375%  05/15/15            50,000              56,528
Univ of MT Revs Higher Ed Facs Imp Ser D (MBIA) 5.375%  05/15/19             85,000              94,584
Univ Puerto Rico Revs Ser M (MBIA)  5.25%  06/01/25                          40,000              42,168
Univ Puerto Rico Revs Ser O (MBIA)  5.375%  06/01/30                        115,000             121,440
                                                                                             ----------
                                                                                              1,539,068
                                                                                             ----------
Hospital Revenue Bonds  22.2%
MT Hlth Fac Fin Auth Rev Mstr Ln Program Comm Med Ctr  5.20%  12/01/21      145,000             151,832
MT Fac Fin Auth Providence Serv (MBIA)  4.60%  12/01/18                     150,000             151,074
MT Fac Fin Auth Providence Serv (MBIA)  4.80%  12/01/20                     200,000             201,960
*MT Fac Fin Auth Providence Serv (MBIA)  5.00%  12/01/25                    500,000             507,785
*MT Hlth Fac Auth Sisters Chrty Leavenworth (MBIA)  5.125%  12/01/18        100,000             106,239
MT Hlth Fac Auth Sisters Chrty Leavenworth  (MBIA)  5.00%  12/01/24         150,000             153,987
MT St Hlth Fac Auth Rev Providence Serv (MBIA)  5.375%  12/01/25             90,000              94,142
MT St Hlth Fac Auth Rev Comm Med Ctr  6.375%  06/01/18                      250,000             244,625
MT St Hlth Fac Auth Rev Ref & Imp Sidney Hlth Center (ACA)  6.25%  09/01/29  50,000              53,485
MT St Hlth Fac Auth Rev Holy Rosary Pre-Ref (MBIA)  5.25%  07/01/20         130,000             141,092
MT St Hlth Fac Auth Rev St. Peters Hosp  5.50%  06/01/11                     75,000              80,572
                                                                                             ----------
                                                                                              1,886,793
                                                                                             ----------
Housing Revenue Bonds  9.2%
MT St Brd Hsg Sngle Fam Mtg Ser A-2  5.40%  06/01/07                         20,000              21,346
*MT St Brd Hsg Sngle Fam Mtg Ser A-2  5.75%  06/01/30                       175,000             180,190
*MT St Brd Hsg Sngle Fam Ser A-2  5.50%  12/01/20                          95,000                98,411
*MT St Brd Hsg Sngle Fam Ser A-2  5.60%  12/01/23                         115,000               119,187
MT St Brd Hsg Sngle Fam Ser A-2  5.20%  12/01/22                          195,000               197,152
MT St Brd Hsg Sngle Fam Ser B-2  4.85%  12/01/15                          165,000               168,006
                                                                                             ----------
                                                                                                784,292
                                                                                             ----------
Utility Revenue Bonds  4.2%
Forsyth MT PCR Ref Puget Sound Pwr & Lght (AMBAC)  7.05%  08/01/21         15,000                15,235
Forsyth MT PCR Ref Puget Sound Pwr & Lght (MBIA)  5.875%  04/01/20         40,000                40,946
Forsyth MT PCR Ref Montana Power Colstrip  6.125%  05/01/23               140,000               141,750
Forsyth MT PCR Rev Ref Montana Power  5.90%  12/01/23                     160,000               160,966
                                                                                             ----------
                                                                                                358,897
                                                                                             ----------
Power Authority Revenue Bonds  6.2%
Puerto Rico Elec Pwr Auth Pwr Rev Ser II (FSA)  5.125%  07/01/26          250,000               260,850
Puerto Rico Elec Pwr Auth Pwr Rev Ser DD (FSA)  5.25%  07/01/16            25,000                27,292
Puerto Rico Elec Pwr Auth Pwr Rev Ser AA (MBIA)  5.40%  07/01/13           50,000                54,898
Puerto Rico Elec Pwr Auth Pwr Rev Ser AA (MBIA)  5.375%  07/01/27         170,000               181,885
                                                                                             ----------
                                                                                                524,925
                                                                                             ----------
Transportation Revenue Bonds  0.3%
Puerto Rico Hwy & Trans Auth Hwy Rev Ref-X  (FSA)  5.50%  07/01/19         30,000                30,882
                                                                                             ----------
                                                                                                 30,882
                                                                                             ----------
Water Revenue Bonds 1.8%
Great Falls MT Wtr Sys Rev Ref Ser A (AMBAC)  3.85%  08/01/08             100,000               105,045
Silver Bow Wtr Inc MT Wtr Sys Rev (FGIC)  5.10%  11/01/07                  50,000                51,914
                                                                                             ----------
                                                                                                156,959
                                                                                             ----------

Other Revenue Bonds  15.9%
Great Falls MT San Sew Sys Rev Ref (AMBAC)  4.00%  08/01/09                50,000                51,849
Great Falls MT Tax Increment (MBIA)  3.00%  08/15/08                      100,000                99,635
Helena MT Solid Waste Trf Fac Rev  5.50%  07/01/13                         40,000                41,077
MT St Coal Severance Tax Ref  4.70%  12/01/17                             100,000               101,607
MT St Brd Invt Refunded 1996 Pay Tax (MBIA)  6.875%  06/01/20             105,000               122,576
MT St Brd Invt Refunded 1996 Pay Tax (MBIA)  6.875%  06/01/20             105,000               122,511
MT St Hlth Fac Auth Prerelease Ctr Andrew Proj  6.30%  10/01/20            25,000                26,015
Puerto Rico Childrens Trust Fund Tobacco Settlement Rev  6.00%  07/01/26   95,000               229,804
Puerto Rico Childrens Trust Fund Tobacco Settlement Rev  4.125%  05/15/11 150,000               148,678
Puerto Rico Childrens Trust Fund Tobacco Settlement Rev  4.10%  05/15/13   50,000               144,261
Puerto Rico Comwlth Inf Fin Auth Ser A (AMBAC)  5.25%  07/01/10           100,000               111,331
Puerto Rico Pub Bldg Auth Rev Govt Ser A (AMBAC)  5.50%  07/01/21          50,000                53,644
Puerto Rico Pub Fin Corp Ser A (MBIA)  5.00%  08/01/31                    100,000               102,094
                                                                                             ----------
                                                                                              1,355,082
                                                                                             ----------
Total Municipal Bonds (cost $8,006,507                                                        8,242,400

SHORT-TERM INVESTMENTS  3.1%
Federated Intermediate Municipal Trust                                                          260,000
                                                                                             ----------
Total Short-Term Investments (cost: $260,000)                                                   260,000
                                                                                             ----------

TOTAL MARKET VALUE OF  SECURITIES OWNED  99.9%  (COST $8,266,507)                             8,502,400

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES  0.1%                                            10,396
                                                                                             ----------

NET ASSETS APPLICABLE TO 836,211 SHARES (0.001 PAR VALUE) OUTSTANDING - 100.0%               $8,512,796
                                                                                             ----------

*Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.
The accompanying notes are an integral part of these financial statements.

VIKING MUTUAL FUNDS
Statement of Investments, December 31, 2002

Viking Tax-Free Fund for North Dakota

                                                                           PRINCIPAL             MARKET
                                                                             AMOUNT               VALUE
MUNICIPAL BONDS  98.6%

General Obligations  20.3%
*Fargo ND Ref & Imp - Ser B (FGIC)  5.125%  05/01/17                       60,000               $62,754
Fargo ND Ref & Imp - Ser A (MBIA)  5.125%  05/01/24                        50,000                51,465
Hillsboro ND Pub Sch Dist No. 9 (FSA)  4.85%  06/01/19                     50,000                50,989
*Jamestown ND Pub Sch Dist No. 011 (FGIC)  4.60%  05/01/15                 50,000                51,763
*Mandan ND Ref & Imp - Ser B (MBIA)  5.00%  05/01/16                       70,000                72,681
UND Foundation Lease Rev (AMBAC)  5.00%  06/01/27                          50,000                50,499
West Fargo ND  4.60%  03/01/04                                             25,000                25,082
West Fargo ND Pub Sch Dist No. 006 (FGIC)  5.00%  05/01/14                 50,000                53,657
                                                                                             ----------
                                                                                                418,890
                                                                                             ----------
Building Authority Revenue Bonds  12.6%
Fargo ND Bldg Auth Lease Rev Ser A  5.00%  05/01/20                        50,000                50,918
ND St Bldg Auth Lease Rev Ser A  5.125%  12/01/13                          10,000                10,828
ND St Bldg Auth Lease Rev Ser A (MBIA)  5.00%  12/01/17                    50,000                52,125
ND St Bldg Auth Lease Rev Ser A (MBIA)  5.00%  12/01/16                    50,000                52,195
ND St Bldg Auth Lease Rev Ser A (MBIA)  5.20%  12/01/19                    90,000                93,357
                                                                                             ----------
                                                                                                259,423
                                                                                             ----------
Education Revenue Bonds  3.2%
Fargo ND School District Bldg Auth Rev (MBIA)  5.50%  05/01/14             50,000                54,308
Fargo ND School District Bldg Auth Rev First Mtg Ser B (AMBAC)
  5.00%  05/01/10                                                          10,000                10,472
                                                                                             ----------
                                                                                                 64,780
                                                                                             ----------
Higher Education Revenue Bonds  7.9%
Fargo ND Lease Rev NDSU Lease Oblig Ser-A  (AMBAC)  3.50%  05/01/09        60,000                60,473
ND St Brd Hgher Ed Rev Hsg & Aux Facs UND (AMBAC)  4.80%  04/01/14         25,000                25,964
Puerto Rico Tour Edl Med & Env Facs Mendez Univ  5.375%  02/01/19          25,000                25,301
UND Univ Revs Hsg & Auxillary Facs Ref (FSA)  5.00%  04/01/21              50,000                51,037
                                                                                             ----------
                                                                                                162,775
                                                                                             ----------
Hospital Revenue Bonds  13.8%
Burleigh Cnty ND Hlth Care MedCenter One (MBIA)  5.25%  05/01/13           20,000                21,174
Burleigh Cnty ND Hlth Care MedCenter One (MBIA)  5.25%  05/01/12           25,000                26,820
Carrington ND Hlth Fac Rev Hlth Ctr Proj  6.25%  11/15/15                  15,000                15,298
Fargo ND Hlth Sys Rev Meritcare Obl (FSA)  5.375%  06/01/15                50,000                53,379
Fargo ND Hlth Sys Rev Meritcare Obl (AMBAC)  5.00%  06/01/22               45,000                44,987
Grand Forks ND Hlth Care Facs Untd Hosp Obli Group (MBIA)  6.25%  12/01/24 25,000                27,117
Grand Forks ND Hlth Care Altru Hlth Obl Group (MBIA)  5.60%  08/15/17      20,000                20,885
Grand Forks ND Hlth Care Altru Hlth Obl Group  7.125%  08/15/24            20,000                21,565
Valley City ND Rev Ref Lutheran Hlth Ser A-5 (MBIA)  4.20%  01/01/06       25,000                26,115
Ward Cnty ND Hlth Care Facs Rev Trinity Obl Group - B  6.00%  07/01/10     25,000                26,161
                                                                                             ----------
                                                                                                283,501
                                                                                             ----------
Housing Revenue Bonds  11.9%
Fargo ND Multifam Rev Ref Hsg Trollwood Village  6.90%  09/01/13           25,000                24,343
ND St Hsg Fin Agy Hsg Fin Home MTG-C-RMK  6.10%  07/01/28                  45,000                46,517
ND St Hsg Fin Agy Rev Hsg Fin Pg Home Mtg B  5.85%  07/01/28               20,000                20,534
ND St Hsg Fin Agy Rev Hsg Fin Pg Home Mtg D  5.05%  01/01/06               10,000                10,561
ND St Hsg Fin Agy Rev Hsg Fin Pg Home Mtg A  5.25%  07/01/18               25,000                25,257
*ND St Hsg Fin Agy Rev Hsg Fin Pg Home Mtg A  5.55%  07/01/22             115,000               118,630
                                                                                             ----------
                                                                                                245,842
                                                                                             ----------
Utility Revenue Bonds  8.0%
Mercer Cnty Poll Ctl Rev Basin Electric Power Coop  (AMBAC)
 6.05%  01/01/19                                                           10,000                10,768
Oliver Cnty PCR Ref Square Butte Elec-A (AMBAC)  5.30%  01/01/27          150,000               153,579
                                                                                             ----------
                                                                                                164,347
                                                                                             ----------
Transportation Revenue Bonds  0.8%
Minot ND Airport Revenue  5.40%  10/01/09                                  15,000                16,106
                                                                                             ----------
                                                                                                 16,106
                                                                                             ----------
Water Revenue Bonds  3.8%
Fargo ND Water Rev 5.125%  01/01/10                                        10,000                11,043
ND St Water Comm Rev Water Dev - SW Pipeline A  (AMBAC)  5.70%  07/01/17   10,000                10,921
ND St Water Comm Rev Water Dev & Mgmt Prg Ser A (MBIA)  5.50%  08/01/10    50,000                56,779
                                                                                             ----------
                                                                                                 78,743
                                                                                             ----------
Other Revenue Bonds  16.3%
*Bismarck ND Ref & Imp Ser L  4.00%  06/01/07                              75,000                77,618
Puerto Rico Childrens Trust Fund Tobacco Settlement Rev  6.00%  07/01/26   15,000                17,677
Grand Forks ND Sales Tax Rev Aurora Project Ser A (MBIA)  5.625%  12/15/29 35,000                36,078
*Grand Forks ND Sales Tax Rev Dike Imp (AMBAC)  4.50%  09/01/10            50,000                52,872
Grand Forks ND Sales Tax Rev Dike Imp (AMBAC)  5.00%  09/01/17             50,000                52,335
ND St Industrial Comm Lignite Prog Ser A  5.00%  11/15/03                  10,000                10,235
ND St Muni Bond Bank St Revolv Fund Prog - Ser A  5.75%  10/01/16          10,000                11,082
ND St Muni Bond Bank Cap Fing Prog 6.00%  06/01/21                         25,000                25,804
ND St Muni Bond Bank St Revolv Fund Prog - Ser A  4.90%  10/01/18          50,000                50,938
                                                                                             ----------
                                                                                                334,639
                                                                                             ----------
Total Municipal Bonds (cost $1,960,373)                                                       2,029,046
                                                                                             ----------
TOTAL MARKET VALUE OF SECURITIES OWNED  98.6% (COST $1,960,373)                               2,029,046

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES  1.4%                                            29,803
                                                                                             ----------
NET ASSETS APPLICABLE TO 200,893 SHARES (0.001 PAR VALUE) OUTSTANDING - 100.00%              $2,058,849
                                                                                             ----------

*Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.
The accompanying notes are an integral part of these financial statements.

Summary of Abbreviations:
  ACA Insured by the ACA Financial Guaranty Corporation
  AMBAC  Insured by the AMBAC Indemnity Corporation
  FGIC Insured by the Financial Guaranty Insurance Company
  FSA Insured by Financial Security Assurance
  MBIA Insured by the Municipal Bond Insurance Association

VIKING MUTUAL FUNDS
Statement of Investments, December 31, 2002

Viking Large-Cap Value Fund

                                            SHARES                 VALUE
Common Stocks  93.6%
Banks/Financial Services  8.2%
Citigroup                                    1,300                $45,747
Hartford Financial Services Group              800                 36,344
Morgan Stanley Dean Witter                     500                 19,960
National City                                  700                 19,124
U.S. Bancorp                                 1,265                 26,843
Washington Mutual                            1,200                 41,436
                                                                  -------
                                                                  189,454
                                                                  -------
Building Materials  2.2%
Masco Corporation                            2,100                 44,205
                                                                  -------
                                                                   44,205
                                                                  -------
Chemical  2.4%
Akzo Nobel NV ADR                            1,500                 47,835
                                                                  -------
                                                                   47,835
                                                                  -------
Computer/Communications Related  1.6%
Veeco Instruments                            2,800                 32,368
                                                                  -------
                                                                   32,368
                                                                  -------
Drug  8.4%
Bristol-Myers Squibb                         2,500                 57,875
Merck & Co.                                  1,200                 67,932
Schering-Plough                              1,800                 39,960
                                                                  -------
                                                                  165,767
                                                                  -------
Drugstore  4.1%
CVS Corp.                                    3,200                 79,904
                                                                  -------
                                                                   79,904
                                                                  -------
Electric Utilities 8.5%
Dominion Resources                           1,400                 76,860
Duke Energy Corp.                            3,000                 58,620
TECO Energy                                  2,000                 30,940
                                                                  -------
                                                                  166,420
                                                                  -------
Electronics  3.4%
Emerson Electric                             1,300                 66,105
                                                                  -------
                                                                   66,105
                                                                  -------
Energy/Oil  10.3%
Anadarko Petroleum                           1,500                 71,850
Apache                                         500                 28,495
ConocoPhillips                               1,561                 75,537
Kerr-McGee                                     600                 26,580
                                                                  -------
                                                                  202,462
                                                                  -------
Energy/Non-Oil  1.1%
El Paso Energy                               3,000                 20,880
                                                                  -------
                                                                   20,880
                                                                  -------
Entertainment 2.1%
Disney                                       2,500                 40,775
                                                                  -------
                                                                   40,775
                                                                  -------
Food Wholesalers/Retailers  5.1%
Kroger                                       4,200                 64,890
Safeway                                      1,500                 35,040
                                                                  -------
                                                                   99,930
                                                                  -------
Healthcare  0.8%
Tenet Healthcare                               900                 14,760
                                                                  -------
                                                                   14,760
                                                                  -------
Household Products  5.7%
Kimberly-Clark                               1,500                 71,205
McKesson Corporation                         1,500                 40,545
                                                                  -------
                                                                  111,750
                                                                  -------
Industrial Products  8.8%
Dover                                        1,500                 43,740
Ingersoll-Rand                                 900                 38,754
Parker-Hannifin                                800                 36,904
SPX                                          1,400                 52,430
                                                                  -------
                                                                  171,828
                                                                  -------
Insurance  3.0%
MBIA, Inc.                                     900                 39,474
Phoenix                                      2,500                 19,000
                                                                  -------
                                                                   58,474
                                                                  -------
Metals  2.8%
ALCOA                                        1,000                 22,780
Rio Tinto Plc ADR                              400                 31,812
                                                                  -------
                                                                   54,592
                                                                  -------
Multi-Industry  2.0%
Honeywell                                    1,600                 38,400
                                                                  -------
                                                                   38,400
                                                                  -------
Packaging  3.8%
Sealed Air                                   2,000                 74,600
                                                                  -------
                                                                   74,600
                                                                  -------
Restaurants  1.2%
McDonalds                                    1,500                 24,120
                                                                  -------
                                                                   24,120
                                                                  -------
Retail  1.0%
Office Depot                                 1,300                 19,188
                                                                  -------
                                                                   19,188
                                                                  -------
Telecommunications  5.7%
SBC Communications                           1,700                 46,087
Verizon Communications                       1,700                 65,875
                                                                  -------
                                                                  111,962
                                                                  -------

Total Common Stocks (Cost $2,262,140)                           1,835,779

SHORT-TERM INVESTMENTS 4.6%
Federated Prime Value Obligations #853                             89,500
                                                                  -------
Total Short-Term Investments (cost: $89,500)                       89,500

TOTAL MARKET VALUE OF SECURITIES OWNED  98.1% (COST $2,351,640) 1,925,279

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES  1.9%              36,752
                                                                  -------

NET ASSETS APPLICABLE TO 239,310 SHARES ($0.001 PAR VALUE)
     OUTSTANDING 100.0%                                        $1,962,031
                                                                  -------

The accompanying notes are an integral part of these financial statements.

VIKING MUTUAL FUNDS
Statement of Investments, December 31, 2002

Viking Small-Cap Value Fund

                                            SHARES                 VALUE
Common Stocks  90.1%
Auto Related  2.5%
Borg Warner                                   300                 $15,126
                                                                  -------
                                                                   15,126
                                                                  -------
Basic Materials 2.6%
AptarGroup                                    500                  15,620
                                                                  -------
                                                                   15,620
                                                                  -------
Cement  3.3%
Lafarge                                       600                  19,710
                                                                  -------
                                                                   19,710
                                                                  -------
Chemical  4.5%
Cambrex                                       400                  12,084
RPM                                         1,000                  15,280
                                                                  -------
                                                                   27,364
                                                                  -------
Computer/Communications Related  5.1%
Actel                                         600                   9,732
International Rectifier                       700                  12,922
Veeco Instruments                             700                   8,092
                                                                  -------
                                                                   30,746
                                                                  -------
Construction/Engineering  3.8%
Granite Construction                          800                  12,400
Insituform Technologies                       600                  10,230
                                                                  -------
                                                                   22,630
                                                                  -------
Electrical Equipment  5.0%
Baldor Electric                               700                  13,825
Belden                                        800                  12,176
Cable Design Tech.                            700                   4,130
                                                                  -------
                                                                   30,131
                                                                  -------
Electronics  4.4%
Bel Fuse Cl. B                              1,000                  20,070
Technitrol                                    400                   6,456
                                                                  -------
                                                                   26,526
                                                                  -------
Energy/Oil  2.9%
XTO Energy                                    700                  17,290
                                                                  -------
                                                                   17,290
                                                                  -------
Energy/Non-Oil  10.4%
NUI                                           700                  12,082
Newfield Exploration                          400                  14,420
Piedmont Natural Gas                          400                  14,140
Questar                                       800                  22,256
                                                                  -------
                                                                   62,898
                                                                  -------
Food Wholesalers/Retailers  2.2%
SuperValu                                     800                  13,208
                                                                  -------
                                                                   13,208
                                                                  -------
Healthcare 1.1%
MIM Corp.                                   1,100                   6,380
                                                                  -------
                                                                    6,380
                                                                  -------
Household Products  5.2%
Church & Dwight                               600                  18,258
Libbey                                        500                  13,000
                                                                  -------
                                                                   31,258
                                                                  -------
Industrial Products  6.2%
CLARCOR                                       500                  16,135
Teleflex                                      500                  21,445
                                                                  -------
                                                                   37,580
                                                                  -------
Insurance  3.2%
Protective Life                               700                  19,264
                                                                  -------
                                                                   19,264
                                                                  -------
Medical Services/Supplies  7.4%
Dentsply International                        200                   7,440
Inamed                                        500                  15,400
Polymedica                                    400                  12,336
West Pharm. Services                          400                   9,760
                                                                  -------
                                                                   44,936
                                                                  -------
Precision Instruments  1.1%
Excel Technology                              400                   7,156
                                                                  -------
                                                                    7,156
                                                                  -------
Real Estate Investment Trusts 1.0%
Mack-Cali Realty                              200                   6,060
                                                                  -------
                                                                    6,060
                                                                  -------
Recreational Products 3.8%
Jakks Pacific                               1,100                  14,817
Racing Champions                              600                   8,190
                                                                  -------
                                                                   23,007
                                                                  -------
Restaurant  4.1%
Applebee's International                      500                  11,595
CBRL Group                                    200                   6,026
Outback Steakhouse                            200                   6,888
                                                                  -------
                                                                   24,509
                                                                  -------
Retailing  6.1%
BJ's Wholesale                                700                  12,810
Claire's Stores                               300                   6,621
Footstar                                      900                   6,264
ShopKo Stores                                 900                  11,205
                                                                  -------
                                                                   36,900
                                                                  -------
Transportation  4.2%
Arkansas Best                                 700                  18,187
Roadway Corporation                           200                   7,360
                                                                  -------
                                                                   25,547
                                                                  -------

Total Common Stocks (Cost $590,235)                               543,846

SHORT-TERM INVESTMENTS  6.5%
Federated Prime Value Obligations Fund #853                        29,052
Federated Treasury Cash Reserves #125                              10,200
                                                                  -------
Total Short-Term Investments (Cost $39,252)                        39,252
                                                                  -------
TOTAL MARKET VALUE OF SECURITIES OWNED  96.6% COST ($629,487)     583,098

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES  3.4%              20,715
                                                                  -------
NET ASSETS APPLICABLE TO 64,586 SHARES ($0.001 PAR VALUE)
     OUTSTANDING 100.0%                                          $603,813

The accompanying notes are an integral part of these financial statements.

VIKING MUTUAL FUNDS
Financial Statements

Statements of Assets and Liabilities
December 31, 2002

                                Tax-Free Fund         Tax-Free Fund         Large-Cap         Small-Cap
                                 for Montana         for North Dakota      Value Fund         Value Fund
                                -------------------------------------------------------------------------
ASSETS:
Investments in securities:
Cost                             $8,266,507             $1,960,373         $2,351,640          $629,487
Value                             8,502,400              2,029,046          1,925,279           583,098
Cash                                303,524                  7,318             89,605            31,876
Prepaid assets                        4,094                  1,067              1,623               537
Interest & dividends receivable      97,304                 29,311              3,784               477
Other assets                          3,793                  6,527              2,977             4,823
                                -------------------------------------------------------------------------
Total assets                      8,911,115              2,073,269          2,023,268           620,811
                                -------------------------------------------------------------------------
LIABILITIES:
Security purchases payable          325,979                      -             39,959            10,087
Distributions payable                66,286                  8,164             14,718                 -
Other accounts payable and
   accrued expenses                   6,054                  6,256              6,560             6,911
                                -------------------------------------------------------------------------
Total liabilities                   398,319                 14,420             61,237            16,998
                                -------------------------------------------------------------------------
NET ASSETS                        8,512,796              2,058,849          1,962,031           603,813
                                -------------------------------------------------------------------------

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2002
Capital shares, $0.001 par value,
  unlimited shares authorized     8,276,903              1,990,802          2,403,895           661,214
Net unrealized appreciation
 (depreciation)                     235,893                 68,673           (426,361)          (46,389)
Accumulated net realized gain
  (loss) on investments                   -                   (626)           (15,503)           (9,023)
Undistributed net investment
  income (loss)                           -                      -                  -            (1,989)
                                -------------------------------------------------------------------------
NET ASSETS                       $8,512,796             $2,058,849         $1,962,031          $603,813
                                -------------------------------------------------------------------------
NET ASSET VALUE AND
  OFFERING PRICE PER SHARE
Net assets, at value             $8,512,796             $2,058,849         $1,962,031          $603,813
Shares outstanding                  836,211                200,893            239,310            64,586
Net asset value per share            $10.18                 $10.25              $8.20             $9.35
Maximum offering price per share
  (net asset value per share divided
  by 95.50%, 95.50%, 94.75% and
  94.75%, respectively)              $10.66                 $10.73              $8.65             $9.87
                                -------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

VIKING MUTUAL FUNDS
Financial Statements

Statements of Operations
For the twelve months ended December 31, 2002

                                Tax-Free Fund         Tax-Free Fund         Large-Cap         Small-Cap
                                 for Montana         for North Dakota      Value Fund         Value Fund
                                -------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                          $272,658              $90,380             $     -            $     -
Dividends                            7,685                1,064              42,474              6,020
                                -------------------------------------------------------------------------
Total investment income            280,343               91,444              42,474              6,020
                                -------------------------------------------------------------------------
EXPENSES:
Investment advisory fees            29,734                9,264              14,389              4,854
Administrative fees                  5,947                1,853               2,056                485
Distribution fees                   14,867                4,632               8,222              1,942
Transfer agent fees                  1,469                  589               2,411              1,049
Accounting fees                      2,973                  926               1,028                243
Professional fees                   12,116               12,090              12,100             11,347
Insurance                            4,127                1,241               2,668                368
Trustee fees                         1,092                1,090               1,077              1,090
Registration fees                    1,059                  124                 593                543
Custodian fees                       3,200                3,193               3,169              3,243
Other                                  106                  138                 465                237
                                -------------------------------------------------------------------------
Total expenses                      76,690               35,140              48,178             25,401
Less expenses waived or
  reimbursed                       (67,712)             (30,993)            (20,422)           (17,392)
Net expenses                         8,978                4,147              27,756              8,009
                                -------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)       271,365               87,297              14,718             (1,989)
                                -------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized gain (loss)
  on investments                    35,731                1.108               2,514             (2,977)
Net change in unrealized
  appreciation (depreciation)
  of investments                   258,153               90,134            (540,267)           (60,744)
                                -------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS       293,884               91,242            (537,753)           (63,721)
                                -------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS                 $565,249             $178,539           $(523,035)          $(65,710)
                                -------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements

VIKING MUTUAL FUNDS
Financial Statements

Statements of Changes in Net Assets
For the twelve months ended December 31, 2002

                               Tax-Free Fund         Tax-Free Fund         Large-Cap          Small-Cap
                                 for Montana         for North Dakota      Value Fund         Value Fund
                                -------------------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS:
Net investment income (loss)      $271,365               $87,297            $14,718            $(1,989)
Net realized gain (loss)
  on investments                    35,731                 1,108              2,514             (2,977)
Net change in unrealized
  appreciation (depreciation)
  of investments                   258,153                90,134           (540,267)           (60,744)
                                -------------------------------------------------------------------------
Net increase (decrease) in
  net assets resulting from
  operations                       565,249               178,539           (523,035)           (65,710)
                                -------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income             (271,365)              (87,297)            (14,718)               -
Net realized gains                 (34,626)                    -                   -                -
                                -------------------------------------------------------------------------

Total distributions to
  shareholders                    (305,991)              (87,297)            (14,718)               -
                                 -------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold        4,937,815               447,893             428,130          380,932
Proceeds from reinvestment
  of distributions                 170,963                45,423               7,377                -
Cost of shares repurchased        (404,531)             (140.136)            (79,164)         (32,411)
                                 -------------------------------------------------------------------------
Increase in net assets derived
  from capital share
  transactions                   4,704,247               353,180             356,343          348,521
                                 -------------------------------------------------------------------------
NET INCREASE (DECREASE)
     IN NET ASSETS              $4,963,505              $444,422           $(181,410)        $282,811
                                 -------------------------------------------------------------------------
NET ASSETS:
Beginning of period             $3,549,291            $1,614,427           $2,143,441        $321,002
End of period                   $8,512,796            $2,058,849           $1,962,031        $603,813

The accompanying notes are an integral part of these financial statements.

VIKING MUTUAL FUNDS
Financial Statements

Statements of Changes in Net Assets
Tax-Free Fund for Montana
Tax-Free Fund for North Dakota
Large-Cap Value Fund
For the twelve months ended December 31, 2001

Small-Cap Value Fund
For the period from inception (May 3, 2001) through December 31, 2001

                                            Tax-Free Fund      Tax-Free Fund      Large-Cap      Small-Cap
                                             for Montana     for North Dakota    Value Fund      Value Fund
                                            ---------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS:
Net investment income (loss)                  $99,498             $32,159          $7,414          $(445)
Net realized gain (loss) on investments         1,519                (939)        (14,196)        (6,047)
Net change in unrealized appreciation
  (depreciation) of investments               (43,864)            (31,091)        (55,223)        14,355
                                            ---------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                    57,153                 129         (62,005)         7,863
                                            ---------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                         (99,498)            (32,159)         (7,414)             -
Net realized gains                                  -                   -               -              -
                                            ---------------------------------------------------------------
Total distributions to shareholders           (99,498)            (32,159)         (7,414)             -
                                            ---------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                   2,790,049           1,458,066        1,035,951       344,203
Proceeds from reinvestment of distributions    74,301              19,324            9,058             -
Cost of shares repurchased                   (404,159)           (158,208)        (199,269)      (31,064)
                                            ---------------------------------------------------------------
Increase in net assets derived from
  capital share transactions                2,460,191           1,319,182          845,740       313,139
                                            ---------------------------------------------------------------
NET INCREASE IN NET ASSETS                 $2,417,846          $1,287,152         $776,321      $321,002
                                            ---------------------------------------------------------------
NET ASSETS:
Beginning of period                        $1,131,445            $327,275       $1,367,120      $      -
                                            ---------------------------------------------------------------
End of period                              $3,549,291          $1,614,427       $2,143,441      $321,002
                                            ---------------------------------------------------------------

VIKING MUTUAL FUNDS
Financial Highlights

Viking Tax-Free Fund for Montana

Selected data for each share of the Fund outstanding throughout each period were as follows:

                        For the Period     For the Period     For the Period     For the Period
                        from 01/01/02      from 01/01/01      from 01/01/00      from 8/3/991
                        through 12/28/02   through 12/31/01   through 12/31/00   through 12/31/99
                        ------------------------------------------------------------------------
Net asset value,
 beginning of period        $9.74                $9.82             $9.41              $10.00
                        ------------------------------------------------------------------------

Income (loss) from
 investment operations:
Net investment income        0.46                 0.51              0.52                0.15
Net realized and
 unrealized gain
 (loss) on investments       0.48                (0.08)             0.41               (0.59)
                        ------------------------------------------------------------------------
Total from investment
 operations                  0.94                 0.43              0.93               (0.44)
                        ------------------------------------------------------------------------
Less distributions from:
Net investment income       (0.46)               (0.51)            (0.52)              (0.15)
Net realized gains          (0.04)                    -                 -                   -
                        ------------------------------------------------------------------------
Total distributions         (0.50)               (0.51)            (0.52)              (0.15)
                        ------------------------------------------------------------------------
Net asset value,
 end of period             $10.18                $9.74             $9.82               $9.41
                        ------------------------------------------------------------------------

Total return2                9.90%                4.48%            10.23%              (4.47)%

Ratios/supplemental data:
Net assets, end of
 period (000's)            $8,513               $3,549            $1,131                $145
Ratio of net expenses to
 average net assets          0.15%3               0.06%3            0.01%3              0.00%3,4
Ratio of net investment
 income to average
 net assets                  4.58%               5.06%              5.13%               4.15%4
Portfolio turnover rate     40.09%               6.14%             21.12%               4.36%

1Commencement of operations.
2Total return assumes reinvestment of distributions at net asset value, does not reflect the impact of a sales charge and is not annualized.
3Viking Fund Management, LLC, the Fund's investment manager, has contractually agreed to waive its fees or reimburse the Fund for its expenses through August 1, 2009 so that the Fund's total operating expenses during this period will not exceed 0.85% of its average net assets on an annual basis. For the periods indicated above, Viking Fund Management, LLC waived fees and reimbursed expenses totaling $67,712, $30,300, $17,505 and $9,972. If the fees had not been waived or expenses had not been reimbursed, the annualized ratio of total expenses to average net assets would have been 1.30%, 1.60%, 4.79% and 24.90% respectively.
4Annualized.

VIKING MUTUAL FUNDS
Financial Highlights

Viking Tax-Free Fund for North Dakota

Selected data for each share of the Fund outstanding throughout each period were as follows:

                        For the Period     For the Period     For the Period     For the Period
                        from 01/01/02      from 01/01/01      from 01/01/00      from 8/3/991
                        through 12/31/02   through 12/31/01   through 12/31/00   through 12/31/99
                        ------------------------------------------------------------------------
Net asset value,
 beginning of period         $9.76              $9.95              $9.47              $10.00
                        ------------------------------------------------------------------------

Income (loss) from
 investment operations:
Net investment income         0.47               0.51               0.55                0.18
Net realized and
 unrealized gain (loss)
 on investments               0.49              (0.19)              0.48               (0.53)
                        ------------------------------------------------------------------------
Total from investment
 operations                   0.96               0.32               1.03               (0.35)
                        ------------------------------------------------------------------------
Less distributions from:
Net investment income        (0.47)             (0.51)             (0.55)              (0.18)
Net realized gains               -                  -                  -                   -
                        ------------------------------------------------------------------------
Total distributions          (0.47)             (0.51)             (0.55)              (0.18)
                        ------------------------------------------------------------------------
Net asset value, end
 of period                  $10.25              $9.76              $9.95               $9.47
                        ------------------------------------------------------------------------
Total return2                10.07%              3.26%             11.30%              (3.56)%

Ratios/supplemental data:
Net assets, end of
 period (000's)             $2,059             $1,614               $327                $128
Ratio of net expenses to
 average net assets           0.22%3             0.11%3             0.05%3              0.00%3,4
Ratio of net investment
 income to average
 net assets                   4.73%4              4.85%                     5.73%               4.28%4
Portfolio turnover rate      27.95%              3.83%             16.16%               0.00%

1Commencement of operations.
2Total return assumes reinvestment of distributions at net asset value, does not reflect the impact of a sales charge and is not annualized.
3Viking Fund Management, LLC, the Fund's investment manager, has contractually agreed to waive its fees or reimburse the Fund for its expenses through August 1, 2009 so that the Fund's total operating expenses during this period will not exceed 0.85% of its average net assets on an annual basis. For the periods indicated above, Viking Fund Management, LLC waived fees and reimbursed expenses totaling $30,993, $16,352, $15,441 and $9,786. If the fees had not been waived or expenses had not been reimbursed, the annualized ratio of total expenses to average net assets would have been 1.90%, 2.57%, 7.10% and 29.72% respectively.
4Annualized.

The accompanying notes are an integral part of these financial statements.

VIKING MUTUAL FUNDS
Financial Highlights

Viking Large-Cap Value Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

                        For the Period     For the Period     For the Period     For the Period
                        from 01/01/02      from 01/01/01      from 01/01/00      from 8/3/991
                        through 12/31/02   through 12/31/01   through 12/31/00   through 12/31/99
                        ------------------------------------------------------------------------
Net asset value,
 beginning of period        $10.74              $11.08             $9.90               $10.00
                        ------------------------------------------------------------------------

Income (loss) from
 investment operations:
Net investment income         0.06                0.04              0.07                 0.02
Net realized and
 unrealized gain
 (loss) on investments       (2.60)              (0.34)             1.18                (0.10)
                        ------------------------------------------------------------------------
Total from investment
 operations                  (2.54)              (0.30)             1.25                (0.08)
                        ------------------------------------------------------------------------
Less distributions from:
Net investment income        (0.06)               (0.04)            (0.07)               (0.02)
Net realized gains               -                   -                 -                    -
                        ------------------------------------------------------------------------
Total distributions              -               (0.04)            (0.07)               (0.02)
                        ------------------------------------------------------------------------
Net asset value,
 end of period               $8.20              $10.74            $11.08                $9.90
                        ------------------------------------------------------------------------

Total return2                 (23.08)%           (2.73)%          12.67%                (0.77)%

Ratios/supplemental data:
Net assets, end of
 period (000's)               $1,962            $2,143            $1,367                 $591
Ratio of net expenses to
 average net assets             1.35%3            1.35%3            1.35%3               1.35%3,4
Ratio of net investment
 income to average
 net assets                     0.71%4            0.37%             0.90%                0.83%4
Portfolio turnover rate        36.52%            27.59%            48.97%                6.30%

1Commencement of operations.
2Total return assumes reinvestment of distributions at net asset value, does not reflect the impact of a sales charge and is not annualized.
3Viking Fund Management, LLC, the Fund's investment manager, has contractually agreed to waive its fees or reimburse the Fund for its expenses through August 1, 2009 so that the Fund's total operating expenses during this period will not exceed 1.35% of its average net assets on an annual basis. For the periods indicated above, Viking Fund Management, LLC waived fees and reimbursed expenses totaling $20,422, $15,184, $17,512 and $11,025. If the fees had not been waived or expenses had not been reimbursed, the annualized ratio of total expenses to average net assets would have been 2.34%, 2.10%, 3.07% and 8.58% respectively.
4Annualized.


VIKING MUTUAL FUNDS
Financial Highlights

Viking Small-Cap Value Fund

Selected data for each share of the Fund outstanding throughout the period was as follows:

                                                            For the Period          For the Period
                                                            from 01/01/02           from 05/03/011
                                                            through 12/31/02        through 12/31/01
                                                            ----------------------------------------
Net asset value, beginning of period                             $10.26                  $10.00
                                                            ----------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                      (0.03)                       -
Net realized and unrealized gain (loss) on investments            (0.88)                    0.26
                                                            ----------------------------------------
Total from investment operations                                  (0.91)                    0.26
                                                            ----------------------------------------

Less distributions from:
Net investment income                                                 -                       -
Net realized gains                                                    -                       -
                                                            ----------------------------------------
Total distributions                                                   -                       -
                                                            ----------------------------------------

Net asset value, end of period                                   $ 9.35                  $10.26
                                                            ----------------------------------------

Total return2                                                     (8.87)%                   2.60%


Ratios/supplemental data:
Net assets, end of period (000's)                                  $604                   $321
Ratio of net expenses to average net assets                        1.65%3                   1.59%3,4
Ratio of net investment income to average net assets              (0.41)%4                (0.28)%4
Portfolio turnover rate                                           16.24%                   1.81%

1Commencement of operations.
2Total return assumes reinvestment of distributions at net asset value, does not reflect the impact of a sales charge and is not annualized.
3Viking Fund Management, LLC, the Fund's investment manager, has contractually agreed to waive its fees or reimburse the Fund for its expenses through August 1, 2009 so that the Fund's total operating expenses during this period will not exceed 1.65% of its average net assets on an annual basis. For the periods indicated above, Viking Fund Management, LLC waived fees and reimbursed expenses totaling $17,392 and $6,593. If the fees had not been waived or expenses had not been reimbursed, the annualized ratio of total expenses to average net assets would have been 5.24% and 5.67% respectively.
4Annualized.

The accompanying notes are an integral part of these financial statements.

VIKING MUTUAL FUNDS
Notes to Financial Statements
December 31, 2002


1.  ORGANIZATION
Viking Mutual Funds (the "Company") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company, consisting of four series (the "Funds").

The Viking Tax-Free Fund for Montana and Viking Tax-Free Fund for North Dakota (each a "Tax-Free Fund"), each a non-diversified Fund, seek the highest level of current income that is exempt from both federal and state income taxes and is consistent with preservation of capital. The Viking Large-Cap Value Fund ("Large-Cap") and Viking Small-Cap Value Fund ("Small-Cap"), each a diversified Fund, seek long-term total return and capital preservation.

2.  SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with accounting principles generally accepted in the United States of America and are consistently followed by the Funds.

Security Valuation Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Securities for which market quotations are not readily available (which will constitute a majority of the securities held by the Tax-Free Funds) are valued using a matrix system at fair value as determined by management in accordance with procedures established by the Board of Trustees.

Premiums and Discounts Premiums and discounts on municipal securities are amortized for financial reporting purposes. On January 1, 2001, the Tax-Free Funds adopted the provisions of the American Institute of Certified Public Accountants' revised Audit and Accounting Guide Audits of Investment Companies (the guide). The guide requires all premiums and discounts on debt securities to be amortized. Prior to January 1, 2001, the Tax-Free Funds recognized market discount at time of disposition as gain or loss. Upon adoption, the Tax-Free Funds reviewed their investment portfolios and determined the impact of this accounting change to be insignificant. The Tax-Free Funds have therefore not made a cumulative effect adjustment to its financial statements. This accounting change had no effect on the Fund's net assets or total returns. Bonds acquired at a market discount after January 1, 2001 are being amortized in accordance with provisions of the audit guide.

Security Transactions, Investment Income, Expenses and Distributions Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on the identified cost basis. Interest income and estimated expenses are accrued daily. Dividend income is recognized on the ex-dividend date. Premiums and discounts on municipal securities are amortized to interest income using the constant yield method over the estimated lives of the respective securities. The Tax-Free Funds declare dividends from net investment income daily and pay such dividends monthly. The Large-Cap Fund and the Small-Cap Fund will declare and pay dividends from net investment income at least annually. Capital gains, if any, are distributed annually. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Common expenses incurred by the Company are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Use of Estimates The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the twelve months ended December 31, 2002 and December 31, 2001 were as follows:

                              Tax-Free Fund for     Tax-Free Fund for       Large-Cap          Small-Cap
                                  Montana              North Dakota         Value Fund         Value Fund
                              -----------------------------------------------------------------------------
                              2002        2001      2002        2001      2002      2001     2002      2001
                              -----------------------------------------------------------------------------
Distributions paid from:
     Ordinary income        $284,916     $99,498   $87,297    $32,159    $14,718   $7,414     $0        $0
     Long-term capital gain  $21,075          $0        $0         $0         $0       $0     $0        $0

All the ordinary income distributions described above were exempt from federal income taxes.

4. CAPITAL STOCK
Transactions in capital shares were as follows:

               Tax-Free Fund             Tax-Free Fund             Large-Cap           Small-Cap
                for Montana             for North Dakota           Value Fund         Value Fund

               For the Period           For the Period           For the Period      For the Period
               from 01/01/02             from 01/01/02           from 01/01/02       from 01/01/02
              through 12/31/02         through 12/31/02         through 12/31/02    through 12/31/02
              --------------------------------------------------------------------------------------
Shares sold        494,992                  44,943                   47,849              36,309
Shares issued in
 reinvestment of
 distributions      17,123                   4,532                      687                   0
Shares redeemed    (40,162)                (14,037)                  (8,831)             (3,014)
              --------------------------------------------------------------------------------------
Net Increase       471,953                  35,438                   39,705              33,295
              --------------------------------------------------------------------------------------

5.  INVESTMENT MANAGEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
The Funds have retained Viking Fund Management, LLC ("VFM") to provide the Funds with investment advice and portfolio management. As compensation for the advisory services furnished to the Funds, the Funds pay VFM monthly compensation calculated daily by applying the annual rates of 0.50% to the Tax-Free Funds daily net assets, 0.70% to the Large-Cap Fund's daily net assets and 1.00% to the Small-Cap Fund's daily net assets. The Large-Cap Fund recognized $8,328 of investment advisory fees after a partial waiver for the twelve months ended December 31, 2002. On December 31, 2002, the Large-Cap Fund had a payable to VFM for investment advisory fees of $669. Under a sub-advisory agreement between Fox Asset Management, LLC (the "sub-adviser") and VFM, the sub-adviser provides the Large-Cap Fund and the Small-Cap Fund with investment advice and portfolio management subject to the overall supervision of VFM. As compensation for its services provided to the Large-Cap Fund, VFM pays the sub-adviser monthly compensation calculated daily by applying the annual rate of 0.40% to the Large-Cap Fund's daily net assets of up to $100 million and 0.35% to the Large-Cap Fund's daily net assets in excess of $100 million. As compensation for its services provided to the Small-Cap fund, VFM pays the sub-adviser monthly compensation calculated daily by applying the annual rate of 0.40% to the Small-Cap Fund's daily net assets until the net assets reach $5 million and 0.60% to the Small-Cap Fund's daily net assets when the net assets surpass $5 million.

The Funds have also entered into an agreement with VFM to provide administrative services, portfolio accounting and transfer agent services to each of the Funds for a fee at an annual rate of 0.15% of daily net assets, plus a per account charge and reimbursement of certain direct expenses. On December 31, 2002, the Tax-Free Fund for Montana, Tax-Free Fund for North Dakota, Large-Cap Fund and Small-Cap Fund had payables to VFM for transfer agent out-of-pocket expenses of $328, $324, $75 and $44, respectively.

The Funds have a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Tax-Free Funds to pay distribution and service fees of up to 0.25% of average daily net assets per year and the Large-Cap Fund and the Small-Cap Fund to pay distribution and service fees of up to 0.40% of average daily net assets per year to Viking Fund Distributors, LLC ("VFD") for distributing each Fund's shares and for servicing shareholder accounts.

For the period ending December 31, 2002, the net amounts of sales charges deducted from the proceeds of sale of capital shares which were retained by VFD as principal underwriter were $20,620 $3,867, $1,367 and $718 for the Tax-Free Fund for Montana, Tax-Free Fund for North Dakota, Large-Cap Fund and Small-Cap Fund, respectively. On December 31, 2002 the Tax-Free Fund for Montana, Tax-Free Fund for North Dakota, Large-Cap Fund and Small-Cap Fund had payables to VFD for underwriting fees of $0, $0, $0 and $0, respectively.

VFM has contractually agreed to waive its fees or reimburse the Funds for their expenses through August 1, 2009 so that the Tax-Free Fund's total operating expenses during this period will not exceed 0.85% of average net assets on an annual basis, the Large-Cap Fund's total operating expenses during this period will not exceed 1.35% of average net assets on an annual basis and the Small-Cap Fund's total operating expenses during this period will not exceed 1.65% of average net assets on an annual basis.

On December 31, 2002, the Tax-Free Fund for Montana, Tax-Free Fund for North Dakota, Large-Cap Fund and Small-Cap Fund had receivables from VFM for reimbursement of certain expenses of $3,600, $6,527, $2,977 and $4,823, respectively. Certain officers and trustees of the Funds are also officers and governors of VFM and VFD.

6.  INCOME TAXES
No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income. At December 31, 2002, Tax-Free Fund for North Dakota, Large-Cap Value Fund and Small-Cap fund had capital losses of $626, $15,503 and $9,023 respectively, which may be carried over to offset future capital gains. Such losses expire start to expire in 2008.

At December 31, 2002, the net unrealized appreciation based on the cost of investments for federal income tax purposes was as follows:

                             Tax-Free Fund          Tax-Free Fund         Large-Cap         Small-Cap
                              for Montana          for North Dakota       Value Fund        Value Fund
                              -----------------------------------------------------------------------
Investments at cost           $8,266,507             $1,960,373           $2,351,640         $629,487
                              -----------------------------------------------------------------------
Unrealized appreciation          240,286                 69,335               48,326           33,432
Unrealized depreciation           (4,393)                  (662)            (474,687)         (79,821)
                              -----------------------------------------------------------------------
Net unrealized appreciation
   (depreciation)               $235,893                $68,673            $(426,361)        $(46,389)
                              -----------------------------------------------------------------------

7. INVESTMENT TRANSACTIONS
Purchases and sales of securities (excluding short-term securities) for the period ended December 31, 2002 were as follows:

                      Tax-Free Fund            Tax-Free Fund          Large-Cap          Small-Cap
                       for Montana            for North Dakota        Value Fund        Value Fund
                      -----------------------------------------------------------------------------
Purchases              $7,181,235                $926,625             $984,496           $374,855
Sales                  $2,373,956                $515,678             $752,926            $78,745

8.  CREDIT AND MARKET RISK
The Tax-Free Funds concentrate their investments in securities mainly issued by each specific state's municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Investments.

INDEPENDENT AUDITORS'S REPORT

To the shareholders and Board of Trustees
Viking Mutual Funds

We have audited the accompanying statement of assets and liabilities of Viking Mutual Funds (the trust) including the schedule of investments as of December 31, 2002, the related statements of operations for the periods then ended, the statements of changes in net assets for the periods ended December 31, 2002 and the year ended December 31, 2001 and the financial highlights for the periods ended December 31, 2002. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects the financial position of Viking Mutual Funds as of December 31, 2002, the results of it's operations for the period then ended, the changes in its net assets and the financial highlights for each of the respective periods stated in the first paragraph, in conformity with accounting principles generally accepted in the United States of America.


BRADY, MARTZ & ASSOCIATES, P.C.
Bismarck, North Dakota

January 31, 2003

VIKING MUTUAL FUNDS
Trustee Information
December 31, 2002 (Unaudited)

NAME AND                                                          PRINCIPAL OCCUPATION(S)
ADDRESS                  AGE            POSITION(S) HELD          DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------
Bruce C. Adams           56             Trustee                   Retired farmer (1997-pres.); Trustee,
140014th Ave. SW                                                  Viking Mutual Funds (1999-pres.);
Minot, ND 58701                                                   Director, Garrison Diversion Conservancy
                                                                  District (1994-pres.);  Small grain
                                                                  farmer (1971-1997); Director, Federal
                                                                  Reserve Bank of Minneapolis (1988-1992);
                                                                  Chairman, Advisory Council to Federal
                                                                  Reserve Bank of Minneapolis Board of
                                                                  Directors (1988-1992).

Shirley R. Martz         78             Trustee                   Retired CPA (1989-pres.); Trustee, Viking
1400 14th Ave. SW                                                 Mutual Funds (1999-pres.); Principal
Minot, ND 58701                                                   shareholder and employee of Brady,
                                                                  Martz & Associates and its predecessor
                                                                  (1948-1989).

Douglas P. Miller        29             Trustee                   Secretary and Treasurer, Viking Fund
1400 14th Ave. SW                    Vice-President               Management, LLC (1998-pres.); Secretary
Minot, ND 58701                        Secretary                  and Treasurer, Viking Fund Distributors,
                                                                  LLC (1999-pres.); Trustee, Vice-President
                                                                  and Secretary, Viking Mutual Funds (1999-
                                                                  pres.); Controller, ND Holdings, Inc.
                                                                  (1998); Fund Accountant, ND Holdings,
                                                                  Inc. (1996-1998).

Shannon D. Radke         36            Trustee                    President, Viking Fund Management, LLC
1400 14th Ave. SW                     President                   (1998- pres.); President, Viking Fund
Minot, ND 58701                       Treasurer                   Distributors, LLC (1999-pres.);
                                                                  Trustee, President and Treasurer, Viking
                                                                  Mutual Funds (1999-pres.); Chief
                                                                  Operating Officer, ND Holdings, Inc.
                                                                  (1997-1998); Operations Manager, ND
                                                                  Holdings, Inc. (1993-1997).

Mike Timm               65             Trustee                    Retired; Trustee, Viking Mutual Funds
1400 14th Ave. SW                                                 (1999-pres.); President
Minot, ND 58701                                                   and General Manager, Timm Moving and
                                                                  Storage (1959-2000); State
                                                                  Representative, North Dakota House of
                                                                  Representatives (1973-pres.); Speaker
                                                                  of the North Dakota House of
                                                                  Representatives (1997).

The SAI has additional information about the Trustees and is available at
(800) 933-8413 without charge upon request.

VIKING MUTUAL FUNDS
1400 14th Avenue SW
Minot, ND 58701

BOARD OF TRUSTEES
Bruce C. Adams
Shirley R. Martz
Douglas P. Miller
Shannon D. Radke
Mike Timm

INVESTMENT MANAGER
Viking Fund Management, LLC
1400 14th Avenue SW
Minot, ND 58701

SUB-ADVISOR
(For Viking Large-Cap Value Fund)
(For Viking Small-Cap Value Fund)
Fox Asset Management, LLC
44 Sycamore Avenue
Little Silver, NJ 07739

DISTRIBUTOR
Viking Fund Distributors, LLC
1400 14th Avenue SW
Minot, ND 58701

CUSTODIAN
First Western Bank & Trust
900 South Broadway
Minot, ND 58701

TRANSFER AGENT
Viking Fund Management, LLC
P.O. Box 500
Minot, ND 58702

INDEPENDENT AUDITORS
Brady, Martz & Associates, P.C.
201 East Broadway, Suite 200
Bismarck, ND 58501

Shareholder Services
1-800-933-8413

When used with prospective investors, this report must be preceded by a current Viking Mutual Funds prospectus. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of each of the Funds. You should read the prospectus carefully before you invest.
To obtain a prospectus, contact your investment professional or Viking Mutual Funds.